SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             September 18, 1995

                          THE SHERWOOD GROUP, INC.
           (Exact name of Registrant as specified in its Charter)

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
  DELAWARE                      1-9480                  22-2394480
     (State or other juris-         (Commission             (IRS Employer
  diction of incorporation)        File Number)            Identification
                                                                                       Number)



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        ONE EXCHANGE PLAZA, NEW YORK, NEW YORK                 10006
       (Address of principal executive office)             (Zip Code)


     Registrant's telephone number including area code: (212) 482-4000


                                           NOT APPLICABLE
       (Former name and former address, as changed since last report)







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 ITEM 5.  OTHER EVENTS

     The Sherwood Group, Inc. (the "Company"), from time to time, intends to enter into an indemnification agreement (the "Indemnification
 Agreement") with executive officers and directors of the Company. A form of the Indemnification Agreement is attached hereto as Exhibit No. 99.1.

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 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
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     EXHIBIT NUMBER  DESCRIPTION
     Exhibit  99.1       Form of Indemnification Agreement
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE SHERWOOD GROUP, INC.
                                      (Registrant)


 Dated: September 18, 1995 By:
                                   Name:  Dennis Marino
                                   Title:    Secretary







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                               EXHIBIT INDEX
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     EXHIBIT NUMBER.  DESCRIPTION               	      PAGE NO.
     Exhibit  99.1    Form of Indemnification Agreement              5
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